CREDIT INCREASE CONFIRMATION AND
                                 NOTE AMENDMENT
                               Dated July _, 1997

         Reference is made to (x) the Interim Warehouse and Security Agreement, dated as of March 4, 1997, as amended (the "Interim Warehouse Agreement"), between Prudential Securities Credit Corporation (the "Lender"), Emergent Mortgage Corp. (the "Borrower") and Emergent Group, Inc. (the "Guarantor"), (y) the Secured Note, dated as of March 4, 1997, as amended (the "Note"), from the Borrower to the Lender and (z) the Guarantee, dated as of March 4, 1997, as amended (the "Guarantee"), by the Guarantor in favor of the Lender. Capitalized terms used and not otherwise defined herein shall have their respective meanings set forth in the Interim Warehouse Agreement.

Section 1.

         (a) The maximum loan amount of "$125,000,000" referenced in the recitals and in the first sentence of Section l(A)(1) of the Interim Warehouse Agreement and referenced in the Note and Guarantee is hereby deleted and replaced by "$175,000,000" .

         (b) The second sentence in Section 1(A)(3) is hereby deleted in its entirety and replaced with the following:

         The interest rate shall be (except as otherwise provided in Section 1(F) or Section 11(D) hereof) LIBOR + 1.45%, and shall be reset on each business day.

         (c) The definition of "Maturity Date" in Section (1)(B)(2) and in the Note and Guarantee is hereby deleted in its entirety and replaced with the following:

         Maturity Date means the earlier of (i) September 30, 1997, and (ii) the date of the Securitization; provided, however, that (x) if the Securitization occurs prior to September 30, 1997 and (y) the securitization includes a pre-funding feature, then the Maturity Date shall be extended to the earlier to occur of (A) November 30, 1997 and (B) the end of any pre-funding period with respect to the Securitization. If the Securitization does contain a pre-funding feature and the Maturity Date is so extended, the maximum loan amount following the

Securitization will be, as of any day prior to the Maturity Date, the amount on deposit in the pre-funding account.

         (d) Section 4(C)(1) of the Interim Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

         1. The Borrower's stated net worth minus intangible assets and the amount of any receivable from any of its shareholders or Affiliates ("Tangible Net Worth") shall not be less than $15,000,000.

         (e) Section 4(C)(2) of the Interim Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

         2. The Borrower's Tangible Net Worth plus subordinated debt maturing 180 days or more from the Maturity Date ("Subordinated Debt") shall not be less than $55,000,000.

         (f) The following paragraph is hereby added as a new Section 4(C)(b) the Interim Warehouse Agreement:

         6. The Borrower shall maintain Subordinated Debt with Carolina Investors, Inc. ("Carolina") and/or the Guarantor in an amount not less than $40,000,000.

         (g) All references to Bankers Trust Company of California, N.A. in the Interim Warehouse Agreement are hereby deleted and replaced with references to First Union National Bank, and all references to the Custodial Agreement dated as of March 4, 1997 among the Lender, the Borrower and Bankers Trust Company of California, N.A. are hereby deleted and replaced with references to the Custodial Agreement, dated as of July _, 1997 among the Lender, the Borrower and First Union National Bank, as custodian.

         (h) The following paragraph is hereby added as a new Section 4(E) to the Interim Warehouse Agreement:

         E. For the period of 180 days following the Maturity Date, Carolina and/or the Guarantor, as the case may be, shall not call or make a demand on the promissory note made by the Borrower in favor of Carolina and/or the Guarantor representing the Subordinated Debt.

         (i) The following paragraph is hereby added as a new Section lO(H) to the Interim Warehouse Agreement:

         H. A breach by Carolina of the covenant set forth in Section 4(E).

Section 2.

         As amended by Section 1, all provisions of the Interim Warehouse Agreement, the Note and the Guarantee, as heretofore amended, are reconfirmed as of the date hereof. Each of the Borrower and the Guarantor, in addition, hereby reconfirms and remakes as of the date hereof each and every of its representations, warranties and covenants set forth in the Interim Warehouse Agreement, the Note and the Guarantee.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

                                        EMERGENT MORTGAGE CORP.


                                        By: /s/ Kevin J. Mast
                                            Name: Kevin J. Mast
                                            Title: VP & Treasurer



                                        EMERGENT GROUP, INC.


                                        By: /s/ Kevin J. Mast
                                            Name: Kevin J. Mast
                                            Title: VP & Treasurer



                                        PRUDENTIAL SECURITIES CREDIT
                                          CORPORATION


                                        By:
                                            Name:
                                            Title:




                                        CAROLINA INVESTORS, INC.


                                        By: /s/ Kevin J. Mast
                                            Name: Kevin J. Mast
                                            Title: VP & Treasurer

                             APPROVAL AS TO LEGALITY

         I, William Crawford, counsel to the Borrower and the Guarantor hereby confirm that:

            (j) I delivered, on March 4, 1997, the opinion letter, a copy of which is attached hereto (the "Opinion Letter") relating to the Interim Warehouse Agreement, the Note and the Guarantee.

            (k) I have represented the Borrower and the Guarantor in connection with its execution and delivery of the Credit Increase Confirmation and Note Amendment (the "Confirmation") to which this Approval as to Legality is attached.

            (l) I hereby extend, as of the date hereof, the opinions set forth in the Opinion Letter to cover both the Confirmation itself as well as the transactions described on the Confirmation and confirm, as of the date hereof, and subject to any and all assumptions and qualifications set forth therein, the opinions set forth in the Opinion Letter.

                                         Yours truly,

                                         _______________________________________
                                         William Crawford, Esq.

Dated: July __, 1997

                               CUSTODIAL AGREEMENT

         CUSTODIAL AGREEMENT DATED AS OF JULY _, 1997 (as amended or otherwise modified from time to time, this "Agreement"), among PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation having an office at 1220 N. Market Street, Wilmington, DE 19801 (the "Lender"), FIRST UNION NATIONAL BANK, a national banking association having an address at 9639 Dr. Perry Road, Suite 124, Ijamsville, MD 21754 (the "Custodian") and EMERGENT MORTGAGE CORP., a South Carolina corporation having an address at 50 Datastream Plaza, Suite 201, Greenville, South Carolina 29605 (the "Borrower").


         A. The Borrower is the owner of certain Mortgage Loans; and


         B. The Lender has agreed to provide interim financing for the Mortgage Loans pursuant to the Interim Warehouse and Security Agreement; and

         C. The Borrower shall grant to the Lender a first priority security interest in the Mortgage Loans and in the documents listed in Section 2 for the purposes of securing the due and punctual payment of all amounts due from the Borrower to the Lender according to the terms and provisions of the Interim Warehouse and Security Agreement and the Secured Note given pursuant thereto; and

         D. The Custodian is a financial institution regulated by the Office of the Comptroller of the Currency; and

         E. The Borrower intends to deliver to the Custodian the Mortgage Notes for the Mortgage Loans, along with certain other documents specified in this Agreement (collectively, the "Collateral"), and the Lender desires that the Custodian take possession of the Collateral as the custodian for, and bailee of, the Lender in accordance with the terms and conditions of this Agreement in order to perfect the Lender's security interest in the Collateral; and

         F. The Lender may from time to time pledge the Mortgage Loans and the related Custodian's Mortgage Files in accordance with the terms and conditions of this Agreement as collateral for such Pledged Mortgage Loans and desires to have the Custodian act as bailee of, and agent for, the pledgee of such Mortgage Loans and the related Custodian's Mortgage Files in accordance with the terms and conditions of this agreement.

         The parties, intending to be legally bound, hereby agree as follows:

         1. Definitions. In addition to the terms defined elsewhere in this Agreement or in the Interim Warehouse and Security Agreement, the following terms shall have the following meanings when used in this Agreement:

         "Assignment of Mortgage" shall have the meaning set forth in Section 2(c) hereof.

         "Authorized Representative" shall have the meaning set forth in Section 19 hereof.

         "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in New York City or Maryland are authorized or obligated by law or executive order to be closed.

         "Certification" shall have the meaning set forth in Section 3.

         "Collateral" shall have the meaning set forth in the Recitals.

         "Custodian's Mortgage Files" means, with respect to a Mortgage Loan, those documents listed in Section 2 of this Agreement that are delivered to the Custodian and all documents subsequently delivered to the Custodian pursuant to the last sentence of Section 2.

         "Cut-Off Date" means, as of any date, the close of business on the date set forth in the related Mortgage Loan Schedule. In no event shall the Cut-Off Date precede by more than two weeks the date on which the related Mortgage Loan
Schedule is delivered.

         "Deficiency" means a failure of a document to correspond to the information on the Mortgage Loan Schedule or the absence of a required document from a Custodian's Mortgage File pursuant to Section 2.

         "Final Certification" shall have the meaning set forth in Section 3.

         "Initial Certification" shall have the meaning set forth in Section 3.

         "Interim Warehouse and Security Agreement" means, with respect to any Mortgage Loans, the interim warehouse and security agreement (as the same may be amended or supplemented from time to time) between the Lender, the Guarantor and the Borrower pursuant to which the Lender agrees to provide interim funding to the Borrower to purchase such Mortgage Loans. The Lender agrees to furnish to the Custodian a copy of any agreement which is intended to serve as an "Interim Warehouse and Security Agreement" for purposes of this Agreement, including any supplements or amendments thereto.

         "Maturity Date" means the date specified as the maturity date in the Interim Warehouse and Security Agreement. The Maturity Date may be extended by the Lender, in the Lender's sole and unreviewable discretion, on any date by the execution and delivery of a Credit Increase Confirmation in accordance with the Interim Warehouse and Security Agreement.

         "Mortgage" means the mortgage, deed of trust, or other instrument creating a first (or second, if applicable) lien on the Mortgage Property.

         "Mortgage Loan" means fixed-rate, closed-end, first (or second, if applicable) mortgage loans delivered to the Custodian hereunder and pledged to the Lender pursuant to the Interim Warehouse and Security Agreement.

         "Mortgage Loan Schedule" means the schedule of Mortgage Loans to be delivered to the Custodian on the date of delivery to the Custodian of the Custodian's Mortgage Files, in both (a) hard copy (only if requested by the Custodian or the Lender) and (b) floppy disk or via modem, to be annexed hereto as Exhibit 10, such schedule setting forth the following information with respect to each Mortgage Loan:

         (i) the loan number and name of the Mortgagor;

         (ii) the address and zip code of the Mortgaged Property;

         (iii) the date of origination (date indicated on Mortgage Note);

         (iv) the original stated maturity date;

         (v) the principal balance at origination;

         (vi) the first payment date;

         (vii) the type of Mortgage Property;

         (viii) the monthly payment in effect as of the Cutoff Date;

         (ix) the principal balance as of the cut-off date as used in determining the cut-off date principal balance;

         (x) the loan-to-value ratio at origination;

         (xi) the interest rate at origination;

         (xii) the occupancy status;

         (xiii) the appraised value of the Mortgage Property at origination;

         (xiv) if such Mortgage Loan is a "balloon loan," the amortization terms;

         (xv) the lien priority; and

         (xvi) the credit rating given such mortgage loan by the Borrower.

         "Mortgage Note" means the note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

         "Mortgage Property" means the underlying property securing a Mortgage Loan, consisting of a fee simple estate in a single contiguous parcel of land improved by a residential dwelling.

         "Mortgagor" means the obligor on a Mortgage Note.

         "Notice of Default" means a notice of default delivered by a Pledgee to the Borrower and the Custodian stating that a default by the Lender has occurred under a Security Agreement.

         "Notice of Pledge" means a notice of pledge of Mortgage Loans and related Custodian's Mortgage Files held by the Custodian delivered to the Custodian and the Borrower, substantially in the form of Exhibit 5 to this Agreement.

         "Person" means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

         "Pledged Mortgage Loans" means those and the related Custodian's Mortgage Files that are the subject of a Notice of Pledge delivered to the Custodian and not released pursuant to a Release of Pledge.

         "Pledgee" means a Person to which Mortgage Loans and related Custodian's Mortgage Files have been pledged, sold pursuant to a repurchase facility, participated or otherwise hypothecated pursuant to a Security Agreement.

         "Release of Pledge" means a release of the security interest in, and lien upon, or a repurchase or other hypothecation back to the Lender of Pledged Mortgage Loans, substantially in the form of Exhibit 6 to this Agreement.

         "Request for Release and Receipt of Document" shall have the meaning set forth in Section 7.

         "Secured Note" means the secured note executed by the Borrower in favor of the Lender in connection with the Interim Warehouse and Security Agreement.

         "Security agreement" means an agreement (which may be a separate agreement or included in a credit, loan or other agreement) between the Lender and a Pledgee pursuant to which the Lender grants to such Pledgee a security interest in, and lien upon, or agrees to purchase and repurchase, or purchase a participation in, or otherwise hypothecate, the Mortgage Loans and related Custodian's Mortgage Files held by the Custodian, or a repurchase or other hypothecation back to the Lender.

         2. Delivery of Custodian's Mortqaqe Files. The Borrower hereby certifies that it shall deliver and release to the Custodian as custodian for, and bailee of, the Lender the following documents pertaining to each of the Mortgage Loans identified in a Mortgage Loan Schedule, a copy of which Mortgage Loan Schedule shall be provided to the Custodian on computer readable disk or electronically via modem by the Borrower:

         (a) The original Mortgage Note, endorsed, "Pay to the order of , without recourse" and signed in the name of the Borrower by an authorized officer. In the event that the Mortgage Loan was acquired by the Borrower in a merger, the endorsement must be by "(the Borrower), successor by merger to (name of predecessor)"; and in the event that the Mortgage Loan was acquired or originated by the Borrower while doing business under another name, the endorsement must be by "(the Borrower), formerly known as (previous name)" together with all intervening endorsements showing a complete chain of endorsement from the originator to the Borrower;

         (b) The original Mortgage, with evidence of recording thereon (if the original Mortgage has not been returned from the recording office, a certified copy thereof, the original to be delivered to the Custodian forthwith after return) and the original recorded power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon;

         (c) The original assignment of Mortgage (hereinafter the "Assignment of Mortgage"), in blank, which assignment shall be in form and substance acceptable for recording in the state or other jurisdiction where the Mortgage Property is located. In the event that the mortgage Loan was acquired by the Borrower in a merger, the Assignment of Mortgage must be by "(the Borrower), successor by merger to (name of predecessor)"; and in the event that the Mortgage Loan was acquired or originated by the Borrower while doing business under another name, the assignment of mortgage must be by "(the Borrower), formerly known as (previous name)". Subject to the forgoing, and where permitted under the applicable laws of the jurisdiction where the Mortgaged Property is located;

         (d) The original recorded intervening assignment or assignments of the Mortgage, if any, showing a complete chain of assignment from the originator to the Borrower or if the original recorded assignment has not been returned from the applicable recording office, a copy certified by the Borrower;

         (e) The original policy of title insurance, or with respect to any Mortgage Loan if such policy has not yet been delivered by the insurer, the title commitment or title binder to issue same (which may be a copy); and

         (f) Originals of all assumption, consolidation, extension, modification or waiver agreement(s), if any, with evidence of recording thereon (or, if any original has not been returned from the recording office, a copy thereof, the original to be delivered to the Custodian forthwith after return unless such original is retained by such recording office).

         The Custodian shall be entitled to rely upon each Mortgage Loan Schedule provided by the Borrower as the conclusive schedule in its review, pursuant to Sections 3 and 17(b) hereof, of the Custodian's Mortgage Files delivered to it by the Borrower. From time to time, the Borrower shall forward to the Custodian for inclusion in the appropriate Custodian's Mortgage File any additional original loan documents evidencing any assumption, consolidation, extension, modification or waiver of a Mortgage Loan approved by the Borrower and any original documents returned from the applicable recording or filing offices.

         3. Certification. Within three (3) Business Days after the delivery to the Custodian of the Custodian's Mortgage Files, the Custodian shall ascertain that all documents referred to in Section 2 of this Agreement are in its possession, and shall deliver to the Lender (and a copy to the Borrower) a Certification, in substantially the form of Exhibit 1, to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full and except as described on the attached exception report): (i) all documents required to be delivered to it pursuant to Section 2 of this Agreement are in its possession; (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan identified in the Mortgage Loan Schedule; (iii) based on its examination and only as to the foregoing documents, the information set forth in items (i), (ii), (iii), (iv), (v) and (xi) of the definition of Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information on the Mortgage Loan Schedule; and (iv) each Mortgage Note has been endorsed as provided in Section 2 of this Agreement (the "Certification").

         4. Deficiencies in custodian's mortgage files. (a) If the Certification discloses that any of the documents enumerated in Section 2 (other than the agreements called for under Section 2(f)) are missing or discloses any Deficiencies in the documents included in any Custodian's Mortgage Files delivered to the Custodian, then the Lender shall promptly notify the Custodian, in the form of Exhibit 8, that (1) the Borrower shall deliver the missing documents noted in the Certification to the Custodian within five (5) Business Days, (2) the Lender has waived the Deficiencies noted in the Certification, (3) the Borrower shall cure the Deficiencies within five (5) Business Days, or (4) the Borrower shall substitute another Mortgage Loan for the deficient Mortgage Loan and shall deliver to the Custodian the Custodian's Mortgage File with respect to the substituted Mortgage Loan.

         (b) If the Lender's notice pursuant to Section 4(a) above states that the Borrower shall take either of the actions specified in clauses (1) or (3) of subsection (a) above and the Borrower fails to take such actions within five (5) Business Days after the Custodian's receipt of such notice, then the Custodian shall notify the Lender and the Borrower of such failure and release or retain the deficient Custodian's Mortgage File in accordance with the written instructions of the Lender in the form of Exhibit 8.

         (c) If the Lender's notice pursuant to Section 4(a) above states that the Borrower shall take the actions specified in clause (4) of subsection (a) above, then the Custodian shall return the deficient Custodian's Mortgage File to the Borrower in exchange for delivery to it of the Custodian's Mortgage File to be substituted therefor. If the Borrower fails to deliver the substituted Custodian's Mortgage File to the Custodian within five (5) Business Days after the

 Custodian's receipt of such notice, then the Custodian shall notify the Borrower of such failure and release or return the Custodian's Mortgage File in accordance with the written instructions of the Lender in the form of Exhibit 8.

         (d) Within five (5) Business days after receipt by the Custodian of any additional documents pursuant to Section 4(a), the Custodian shall review such documents and deliver to the Lender and the Borrower an exception report listing any Deficiencies with respect to such documents. If the notification shall indicate any remaining Deficiencies with respect to such additional documents, the provisions of this Section 4 shall again be followed.

         (e) Within two (2) Business Days of the last Business Day of each calendar month, the Custodian shall deliver to the Lender and the Borrower a revised exception report with respect to all of the Custodian's mortgage files. If the revised exception report shall indicate any remaining Deficiencies in any of the Custodian's Mortgage Files, the provisions of this Section 4 shall again be followed.

         5. Pledqe or Other Hypothecation of Mortgage Loans. (a) The Custodian hereby agrees to recognize and record on the Mortgage Loan Schedule a pledge or other hypothecation of Mortgage Loans and the related Custodian's Mortgage Files to a Pledgee in accordance with the provisions of a Notice of Pledge delivered to the Custodian by the Lender. Upon its receipt of a Notice of Pledge, the Custodian shall reflect on the Mortgage Loan Schedule that the Pledgee identified in the Notice of Pledge has an interest in the Pledged Mortgage Loans that are subject to the Notice of Pledge.

         (b) Upon receipt by the Custodian of a Release of Pledge from a Pledgee, the Custodian shall reflect on the Mortgage Loan Schedule that the Mortgage Loans that are the subject of the Release of Pledge are no longer subject to lien or interest.

         (c) In no event shall the term of any such pledge or other hypothecation extend beyond the Maturity Date.

         6. Obliqations of the Custodian. (a) The Custodian shall segregate and maintain continuous custody of all items constituting the Custodian's Mortgage Files in secure, fireproof facilities in accordance with customary standards for such custody. In any event, the Mortgage Note and Assignment of Mortgage shall be maintained in fireproof facilities. The Custodian shall reflect on its master data processing records that each Custodian's Mortgage File is being held by the Custodian exclusively as custodian for, and bailee of, the Lender. The Custodian makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any document in each Custodian's Mortgage File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any mortgage Loan.

         (b) With respect to the documents constituting each Custodian's Mortgage File that are delivered to the Custodian, the Custodian shall (i) act exclusively as the custodian for, and the bailee of, the Lender, (ii) hold all documents constituting such Custodian's Mortgage File received by it for the exclusive use and benefit of the Lender, and (iii) make disposition thereof only in accordance with the terms of this Agreement or with written instructions furnished by the Lender.

         Notwithstanding the foregoing, upon delivery to the Custodian of a Notice of pledge, the custodian shall thereafter hold the Custodian's Mortgage Files that are the subject of such Notice of Pledge as bailee of, and agent for, the Pledgee identified in such Notice until (a) the Custodian receives from the Pledgee a Release of Pledge with respect to such Custodian's Mortgage Files or
(b) the related Custodian's Mortgage Files are released or transferred pursuant to the provisions of this Agreement. Upon delivery to the Custodian of a Notice of Pledge and until receipt of a Release of Pledge by the Custodian, the Lender's interest in the Pledged Mortgage Loans shall be subject and subordinate to the interest and rights of the Pledgee of such Pledged Mortgage Loans, and the Custodian shall make disposition of the related Custodian's Mortgage Files only in accordance with the terms of this Agreement or with written instructions furnished by the Pledgee.

         (c) The Lender, upon the release of the Mortgage Loans from the lien of the Interim Warehouse and Security Agreement, shall notify the Custodian in writing in the form of Exhibit 9 with respect to such release, and the Custodian shall then deliver the Custodian's Mortgage Files relating to the Mortgage Loans to the Borrower or the Borrower's designee. No such notice shall be effective as to Pledged Mortgage Loans if a Notice of Pledge shall be in effect unless the Pledgee of such Pledged Mortgage Loans shall also have signed such notice delivered to the Custodian, which signature of the Pledgee shall not be unreasonably withheld.

         (d) In the event that (i) the Lender, the borrower, a Pledgee or the Custodian shall be served by a third party with any type of levy, attachment, writ or court order with respect to any Custodian's Mortgage File or a document included within a Custodian's Mortgage File or (ii) a third party shall institute any court proceeding by which any

Custodian's Mortgage File or a document included within a Custodian's Mortgage File shall be required to be delivered otherwise than in accordance with the provisions of this Agreement, the party or parties receiving such service shall promptly deliver or cause to be delivered to the other parties to this Agreement and any Pledgees that have an interest in the related Mortgage Loans copies of all court papers, orders, documents and other materials concerning such proceedings. The Custodian shall continue to hold and maintain all the Custodian's Mortgage Files that are the subject of such proceedings pending a final order of a court of competent jurisdiction permitting or directing disposition thereof. Upon final determination of such court, the Custodian shall dispose of such Custodian's Mortgage File or a Document included within such Custodian's Mortgage File as directed by such determination or, if no such determination is made, in accordance with the provisions of this Agreement. Expenses of the Custodian incurred as a result of such proceedings shall be borne by the Borrower.

         The parties hereby acknowledge that, from time to time, the Custodian and/or its affiliates has entered into or may enter into financing arrangements with the Borrower and/or its affiliates, and in accordance with such financing arrangements may act as custodian and/or bailee of the collateral related thereto. Notwithstanding any such financing arrangement, by execution of this Agreement, (i) the Custodian hereby agrees to act exclusively as the custodian for, and the bailee of, the Lender with respect to the Custodian's Mortgage Files, (ii) the Custodian hereby waives and releases any lien, charge, security interest, ownership interest or encumbrance on or with respect to a Mortgage Loan in favor of the Custodian or any of its affiliates, and (iii) the Custodian hereby waives any right to set-off by the Custodian or any of its affiliates or any other third party claiming through the Custodian with respect to the Mortgage Loans or the related Custodian's Mortgage File. In furtherance of the foregoing, the Custodian shall not pledge, encumber, hypothecate, transfer, dispose of, or otherwise grant to itself, any of its affiliates or any third party any interest in the Mortgage Loans or the related Custodian's Mortgage File.

         7. Release of Custodian's Mortgage File. From time to time and as appropriate for the foreclosure or servicing of any of the Mortgage Loans, the Custodian is hereby authorized, upon receipt of a written request and receipt of the Borrower acknowledged by the Lender and, if a pledge is then in effect, the Pledgee (which request shall not be unreasonably withheld by the Pledgee), in substantially the form annexed as Exhibit 3 (a "Request for Release and Receipt of Documents"), to release to the Borrower by the close of business two Business Days following such request, the related Custodian's Mortgage File or the documents from a Custodian's Mortgage File set forth in such request and receipt. All documents so released to the Borrower shall be held by the Borrower in trust for the benefit of the Lender (and, if a Notice of Pledge is then in effect with respect to such Custodian's Mortgage File, such Pledgee, as its interest may appear) in accordance with the Interim Warehouse and Security Agreement. The Borrower shall return to the Custodian each and every document previously requested from the Custodian's Mortgage File when the Borrower's need therefore in connection with such foreclosure or servicing no longer exists, unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certification to this effect from the Borrower to the Custodian in substantially the form annexed as Exhibit 3, the Borrower's prior receipt shall be returned by the Custodian to the Borrower. The Lender agrees to acknowledge, within one Business Day of receipt, any Request for Release and Receipt of Documents properly completed and submitted by the Borrower, and not unreasonably to withhold any such acknowledgement.

         8. Release Upon Redelivery or Payment. Upon the redelivery of any Mortgage Loan pursuant to the Interim Warehouse and Security Agreement or the payment in full of any Mortgage Loan, which shall be evidenced by the delivery to the Custodian of a Request for Release and Receipt of Documents executed by the Borrower and acknowledged by the Lender and, if a pledge is then in effect, the Pledgee (which acknowledgement shall not be unreasonably withheld by the Pledgee), the Custodian shall promptly release the Custodian's Mortgage File to the Borrower.

         9. Fees and Expenses of the Custodian. It is understood that the Custodian will charge the Borrower such fees for its services, and shall be entitled to reimbursement from the Borrower for expenses, under this Agreement as are set forth on the separate fee letter submitted to the Borrower by the Custodian.

         10. Examination of Custodian's Mortgage Files. Upon reasonable prior written notice to the Custodian (but no less than one Business Day), (a) the Lender and its authorized representatives and (b) if a Notice of Pledge is then in effect, the Pledgee and its authorized representatives, will be permitted during normal business hours to examine the Custodian's Mortgage Files, documents, records and other papers in the possession, or under the control, of the Custodian relating to any or all of the Mortgage Loans (except that, in the case of an examination by a Pledgee, access shall be limited to those Custodian's Mortgage Files that are pledged to such Pledgee).

         11. Transfer of Custodian's Mortqaqe Files Upon Termination. If (a) the Custodian is furnished with written notice and satisfactory evidence from the Lender that the Interim Warehouse and Security Agreement has been terminated as to any or all of the Mortgage Loans, and (b) there shall not then be in effect a Notice of Pledge delivered to the Custodian with respect to such Mortgage Loans, the Custodian shall, upon written request of the Lender release to such Persons as the Lender shall designate such Custodian's Mortgage Files relating to such Mortgage Loans as the Lender shall request and the Custodian shall endorse the Mortgage Notes only as, and if, the Lender shall request in writing. If, however, a notice of pledge is then in effect with respect to any Pledged Mortgage Loans, the rights of the Lender under this Section 11 shall be exercisable only by the pledgee with respect to such Pledged Mortgage Loans, which release shall not be unreasonably withheld by the pledgee.

         12. Insurance of the Custodian. The Custodian shall, at its own expense, maintain at all times during the term of this Agreement and keep in full force and effect (a) fidelity insurance, (b) theft of documents insurance, and (c) forgery insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles, as are customary for similar insurance typically maintained by banks that act as custodian in similar transactions.

         13. Periodic Statements. Within 30 days after the written request of the Lender or a Pledgee, if there shall then be in effect a Notice of Pledge, the Custodian shall provide to the Lender and such Pledgee a list of all the Mortgage Loans for which the Custodian holds a Custodian's Mortgage File pursuant to this Agreement (except that, in the case of a Pledgee, the list shall be limited to the Pledged Mortgage Loans pledged to such Pledgee). Such list may be in the form of a copy of the Mortgage Loan Schedule with manual deletions to specifically denote any Mortgage Loans paid off, liquidated, released or redelivered since the date of this Agreement.

         14. Copies of Mortgage Documents. Within ten Business Days after the written request and at the expense of the Lender, or a Pledgee, with respect to Pledged Mortgage Loans, the Custodian shall provide the Lender or the Pledgee, as the case may be, with copies of the documents in the Custodian's Mortgage Files (except that, in the case of a Pledgee, the documents shall be limited to those related to the Pledged Mortgage Loans pledged to such Pledgee).

         15. Resignation by and Removal of the Custodian: Successor Custodian.
(a) The Custodian may at any time resign and terminate its obligations under this Agreement upon at least 30 days prior written notice to the Borrower, the Lender and each Pledgee, if any. Promptly after receipt of notice of the Custodian's resignation, the Borrower shall appoint, by written instrument, a Successor Custodian, subject to prior written approval by the Lender. If the Borrower fails to appoint a successor within 30 days, the Lender shall appoint a successor custodian. If both the Borrower and the Lender fail to appoint a successor custodian pursuant to the terms hereof, the Custodian may petition a court of competent jurisdiction to appoint a successor custodian. One original counterpart of such instrument of appointment shall be delivered to the Borrower, the Custodian and the successor custodian. The Lender shall give written notice of such appointment to each Pledgee.

         (b) The Lender, with or without cause, upon at least 30 days' written notice to the Custodian, may remove and discharge the Custodian (or any successor custodian thereafter appointed) from the performance of its obligations under this Agreement. A copy of such notice shall be delivered to each of the Borrower and each Pledgee, if any. Promptly after the giving of notice of removal of the Custodian, the Lender shall appoint, by written instrument, a successor custodian. One original counterpart of such instrument of appointment shall be delivered to each of the Borrower, and to each of the Custodian and the successor custodian. The Lender shall give written notice of such appointment to each Pledgee.

         (c) No resignation or removal of the Custodian and no appointment of a successor custodian under this Section 15 shall become effective until the acceptance of a successor custodian hereunder.

         (d) In the event of any such resignation or removal, the Custodian shall promptly transfer to the successor custodian, as directed in writing by the Lender, all of the Custodian's Mortgage Files being administered pursuant to this Agreement and, to the extent (if any) and in the manner directed by the Lender, the Custodian shall complete the endorsements on the Mortgage Notes at the expense of the Borrower.

         16. Indemnity. The Borrower agrees to indemnify and hold harmless the Custodian against any and all claims, losses, liabilities, damages or expenses (including, but not limited to, attorneys' fees, court costs and costs of investigation) of any kind or nature whatsoever arising out of or in connection with this Agreement that may be imposed upon, incurred by or asserted against the Custodian; crovided, however, that this Section shall not relieve the Custodian from liability for its express obligations hereunder, willful misfeasance, bad faith or gross negligence. The Custodian hereby acknowledges that if it, in bad faith, fails to follow the express terms of this Agreement which results in a loss or liability to the Lender or the Borrower, such failure shall be deemed to constitute gross negligence on the part of the Custodian hereunder except insofar as any such failure may be excused (a) by the provisions of Section 17 hereof or (b) by the need for the Custodian to follow any contrary orders or instructions received by it from any court having jurisdiction, Federal or State banking authorities or other government or regulatory bodies having jurisdiction over the Custodian. The provisions of this Section 16 shall survive the resignation or removal of the Custodian and the termination of this Agreement.

         17. Limitation of Liability. (a) The Custodian shall not be liable to the Borrower, the Lender, any Pledgee or any other Person with respect to any action taken or not taken by it in good faith in the performance of its obligations under this Agreement. The obligations of the Custodian shall be determined solely by the express provisions of this Agreement. No representation, warranty, covenant, agreement, obligation or duty of the Custodian shall be implied with respect to this Agreement or the Custodian's services hereunder.

         (b) In the Custodian's review of documents pursuant to Section 3 of this Agreement, the Custodian shall be under no duty or obligation to inspect, review or examine the Custodian's Mortgage Files to determine that the contents thereof are genuine, enforceable or appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.

         (c) The Custodian may rely, and shall be protected in acting or refraining to act, upon and need not verify the accuracy of, any (i) oral instructions from any Persons the Custodian believes to be authorized to give such instructions, who shall only be, with respect to the Borrower and to the Lender, Persons the Custodian believes in good faith to be Authorized Representatives, and (ii) any written instruction, notice, order, request, direction, certificate, opinion or other instrument or document believed by the Custodian to be genuine and to have been signed and presented by the proper party or parties, which, with respect to the Borrower and to the Lender, shall mean signature and presentation by Authorized Representatives whether such presentation is by personal delivery, express delivery or facsimile.

         (d) The Custodian may consult with counsel nationally recognized in the area of commercial transactions and reasonably acceptable to the Lender with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in reasonable reliance, in good faith, and in accordance therewith.

         (e) No provision of this Agreement shall require the Custodian to expend or risk its own funds or otherwise incur financial liability in the performance of its duties under this Agreement if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity is not reasonably assured to it.

         (f) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon, or security interest in, any Mortgage Loans or Custodian's Mortgage Files purported to be granted at any time to the Lender or a Pledgee.

         18. Term of Aqreement. This Agreement shall be terminated upon (a) the final payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan in the Custodian's Mortgage Files, (b) the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan in the Custodian's Mortgage Files, and the final remittance of all funds due the Lender under all Interim Warehouse and Security Agreements or (c) the delivery to a Pledgee or its designee of all of the Custodian's Mortgage Files following a Notice of Default.

         If either of the circumstances described in clause (a) or clause (b) of this Section 18 shall occur, promptly after written notice from the Borrower and the Lender to the Custodian to such effect, all documents remaining in the Custodian's Mortgage Files shall be delivered to, or at the direction of, the Borrower.

         19. Authorized Representatives. The names of the officers of the Borrower and of the Lender who are authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Borrower and on behalf of the Lender ("Authorized Representatives") are set forth on Exhibit 4, along with the specimen signature of each such officer. From time to time, the Borrower and the Lender may, by delivering to the Custodian a revised exhibit, change the information previously given, but the Custodian shall be entitled to rely conclusively on the last exhibit until receipt of a superseding exhibit.

         20. Notices. All demands, notices and communications relating to this Agreement shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or by overnight courier, or, if by other means, when received by the other party or parties at the address shown below, or such other address as may hereafter be furnished to the other party or parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

         If to the Borrower:

                Emergent Mortgage Corp.
                15 South Main Street, Suite 750
                Greenville, South Carolina 29606
                Attention: Mr. Wade Hall
                Phone Number:              (864) 232-6197
                Fax Number:                (864) 271-8374

         with a copy to:

               William P. Crawford, Esq.
               Wyche, Burgess, Freeman & Parham, P.A.
               44 E. Camperdown Way
               P.O. Box 728
               Greenville, South Carolina 29602

         If to the Custodian:

               First Union National Bank
               9639 Dr. Perry Road, Suite 124
               Ijamsville, MD 21754
               Attention: Robin Belanger
               Phone Number:              (301) 874-6050
               Fax Number:                (301) 874-2002

        If to the Lender:

              Prudential Securities Credit
                Corporation
              One Seaport Plaza
              27th Floor
              Treasury Department
              New York, New York 10292
              Attention: Ms. Elizabeth Castagna
              Phone Number:              (212) 214-7772
              Fax Number:                (212) 214-7572

        With a copy to:

             Prudential Securities Incorporated
             One New York Plaza, 17th Floor
             New York, New York 10292
             Attention: Mr. GLEN STEIN
             Phone Number:              (212) 778-1397
             Fax Number:                (212) 778-7401

        If to any Pledgee:

             At the address specified in the applicable Notice of Pledge.

         21. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of laws applied in the state of New York.

         22. Assignment. No party to this Agreement may assign its rights or delegate its obligations under this Agreement without the express written consent of the other parties, except as otherwise set forth in this Agreement.

         23. Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original and together shall constitute and be one and the same instrument.

         24. Headinqs. The Section headings are not part of this Agreement and shall not be used in its interpretation.

         25. Use of Words. The definitions set forth in this Agreement include both the singular and plural.

         26. Transmission of Custodian's Mortgaqe Files. Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with transmission of mortgage files and loan documents in the performance of the Custodian's duties hereunder shall be delivered by the Borrower to the Custodian prior to any shipment of any mortgage files and loan documents hereunder. The Borrower will arrange for the provision of such services at its sole cost and expense (or, at the Custodian's option, reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions) and will maintain such insurance against loss or damage to mortgage files and loan documents as the Borrower deems appropriate. Without limiting the generality of the provisions of Section 16 above, it is expressly agreed that in no event shall the Custodian have any liability for any losses or damages to any

Person, including, without limitation, the Borrower or the Lender, arising out of actions of the Custodian consistent with instructions of the Borrower or the Lender.

[Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                     EMERGENT MORTGAGE CORP., as
                                       Borrower


                                     By: /s/ Kevin J. Mast
                                         Name: Kevin J. Mast
                                         Title: VP & Treasurer



                                     FIRST UNION NATIONAL BANK, as
                                       Custodian


                                     By:
                                         Name:
                                         Title:



                                     PRUDENTIAL SECURITIES CREDIT
                                       CORPORATION, as Lender


                                     By:
                                         Name:
                                         Title:

                                                                       EXHIBIT 1

                                  Certification

Prudential Securities Credit
   Corporation
One Seaport Plaza
Treasury Department
ATTN: MS. Elizabeth Castagna

         Re: Custodial Agreement (the "Custodial Agreement") dated as of July _,
            1997, among Prudential Securities Credit Corporation ("Lender"), Emergent Mortgage Corp. ("Borrower") and First Union National Bank ("Custodian")

Ladies and Gentlemen:

         In accordance with the provisions of section 3 of the above-referenced Custodial Agreement, the undersigned, as the Custodian, hereby certifies that as to each Mortgage Loan listed on the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto) it has reviewed the Custodian's Mortgage Files and has determined that (except as described on the attached exception report) (i) all documents required to be delivered to it pursuant to Section 2 of the Custodial Agreement are in its possession; (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Mortgage Loan; (iii) based on its examination and only as to the foregoing documents, the information set forth in items (i), (ii), (iii), (iv), (v) and
(xi) of the definition of Mortgage Loan Schedule respecting such Mortgage Loan accurately reflects the information on the Mortgage Loan Schedule; and (iv) each Mortgage Note has been endorsed as provided in Section 2 of the Custodial Agreement. The Custodian makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each Custodian's Mortgage File or of any of the Mortgage Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

         Capitalized words used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                        FIRST UNION NATIONAL BANK, as
                                            Custodian

                                        By:
                                        Print Name:
                                        Title:

cc: Emergent Mortgage Corp.

                                Exception Report

                                                                       EXHIBIT 2

                                   [Reserved]

                                                                       EXHIBIT 3

                  REQUEST FOR RELEASE AND RECEIPT OF DOCUMENTS

First Union National Bank
9639 Dr. Perry Road, Suite 124
Ijamsville, MD 21754

Attention:           Robin Belanger

         Re: Custodial Agreement (the "Custodial Agreement") dated as of July _,
            1997 among Prudential Securities Credit Corporation ("Lender"), Emergent Mortgage Corp. ("Borrower") and First Union National Bank ("Custodian")

         In connection with the administration of the Mortgage Loans held by you as the Custodian for the Lender, we request the release of the (Custodian's Mortgage File/specify documents) for the Mortgage Loan described below, for the reason indicated.

 Mortgagor's Name, Address & Zip Code:

 Mortgage Loan Number:

 Reason for Requestinq Documents (check one)

_____    1. Mortgage Loan Paid in Full

_____    2. Mortgage Loan Redelivered Pursuant to Section 8 of the Custodial
            Agreement

_____    3. Mortgage Loan Liquidated by __________________________________

_____    4. Mortgage Loan in Foreclosure

_____ 5. Mortgage Loan substituted with alternate Mortgage Loan to be delivered to the Custodian with a revised Mortgage Loan Schedule indicating substitutions

_____    6. Other (explain)

                                          EMERGENT MORTGAGE CORP.

                                          By:

                                          Print Name:
                                          Title:
                                          Date:

                                          Please send file to:
                                          [Address]

ACKNOWLEDGED

PRUDENTIAL SECURITIES CREDIT
   CORPORATION, as Lender

By:

Print Name:
Title:
Date:

as Pledgee

By:
Print Name:
Title:
Date:

DOCUMENTS RETURNED TO THE CUSTODIAN

FIRST UNION NATIONAL BANK, as
   Custodian

By:

Print Name:
Title:
Date:

                                                                       EXHIBIT 4

                           Authorized Representatives

         a) of Emergent Mortgage Corp.

 Name                                  Specimen Siqnature

1. Dennis Canupp
2. Phil Cox
3. Wade Hall
4. Steve Klein
5. John Kunst
6. Kevin Mast

         b) of Prudential Securities Credit Corporation

Name                                   Specimen Siqnature

1. Elizabeth Castagna
2. George D. Morgan, III
3. Jeffrey French

                                                                       EXHIBIT 5

                                NOTICE OF PLEDGE

TO:

First Union National Bank
9639 Dr. Perry Road, Suite 124
Ijamsville, MD 21754

Attention:  Robin Belanger

        [Borrower]
        [Address]
        Attention:

         The undersigned (the "Lender") hereby notifies the Custodian and Emergent Mortgage Corp. that the mortgage loans and related Custodian's Mortgage Files specified in the attached Schedule A (the "Pledged Mortgage Loans") have been pledged, sold pursuant to a repurchase facility, participated or otherwise hypothecated by us pursuant to a _____________________ Agreement (the "Security Agreement") dated as of ____________,1997, between the Lender and ______________ (the "Pledgee") and are to be held by you as bailee of, and agent for, the Pledgee as secured party pursuant to the provisions of a Custodial Agreement dated as of July __, 1997 among the Lender, Emergent Mortgage Corp. and First Union National Bank (the "Custodial Agreement") until released or transferred as provided in the Custodial Agreement.

         An interest in the Pledged Mortgage Loans has been granted to the Pledgee, a corporation having an address at __________________________ , pursuant to the Security Agreement. You are instructed to enter the Pledged Mortgage Loans and to promptly provide to the Pledgee an acknowledgement of this Notice of Pledge by signing in the space provided below and delivering acknowledged copy of this Notice to the Pledgee at the above address. Such acknowledgement will serve to confirm that this Notice of Pledge has been duly received by you and that (i) the related Custodian's Mortgage Files are being held by you as bailee of, and agent for, the Pledgee and (ii) you have duly reflected on your records that the Pledgee has been granted an interest in and to such Mortgage Loans and related Custodian's Mortgage Files all in accordance with the provisions of the Custodial Agreement and the Security Agreement.

                                     PRUDENTIAL SECURITIES CREDIT
                                         CORPORATION

                                     By:
                                         Name:
                                         Title:
                                         Date:


ACKNOWLEDGMENT OF PLEDGE

ACKNOWLEDGED:

FIRST UNION NATIONAL BANK, as Custodian

By:
   Name:
   Title:
   Date:

                                                                       EXHIBIT 6

                                RELEASE OF PLEDGE

TO:

First Union National Bank
9639 Dr. Perry Road, Suite 124
Ijamsville, MD 21754
Attention: Robin Belanger

         The undersigned, in accordance with Section 5(c) of the Custodial Agreement dated as of July _, 1997 among Prudential Securities Credit Corporation, Emergent Mortgage Corp. and First Union National Bank, hereby releases all of its lien and interest in the Mortgage Loans and related Custodian's Mortgage Files identified in Schedule A to this Release of Pledge and instructs the Custodian to reflect such release on its records.

                                    (PLEDGEE)

                                     By:
                                         Name:
                                         Title:
                                         Date:

                                    EXHIBIT 7

                                   [RESERVED]

                                                                       EXHIBIT 8

                       NOTIFICATION IN EVENT OF DEFICIENCY
                          IN CUSTODIAN'S MORTGAGE FILES

                                             ________________, 199_
TO:

First Union National Bank
9639 Dr. Perry Road, Suite 124
Ijamsville, MD 21754

Attention:  Robin Belanger

         Re: Custodial Agreement (the "Custodial Agreement") dated as of July _,
             1997, among Prudential Securities Credit Corporation ("Lender"), Emergent Mortgage Corp. ("Borrower") and First Union National Bank ("Custodian")

The undersigned, in accordance with Section 4 of the Custodial Agreement, hereby notifies the Custodian that:

[ ] The Borrower shall deliver the following documents to the Custodian within five (5) Business Days from the date hereof

                               [list of documents]

[ ] The Lender has waived the Deficiencies noted in the Certification.

[ ] The Borrower shall cure the Deficiencies within five (5) Business Days from the date hereof.

[ ] The Borrower shall substitute another Mortgage Loan for the deficient
    Mortgage Loan and shall deliver to the Custodian the Custodian's Mortgage File with respect to the substituted Mortgage Loan within five (5) Business Days from the date hereof.

[ ] The Custodian shall release the deficient Custodian's Mortgage Loan File to the Borrower.

[ ] The Custodian shall retain the deficient Custodian's Mortgage File.

Capitalized words used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                     PRUDENTIAL SECURITIES CREDIT
                                       CORPORATION

                                     By:
                                         Name:
                                         Title:
                                         Date:

                                                                       EXHIBIT 9

                            RELEASE OF MORTGAGE LOANS

TO:

First Union National Bank
9639 Dr. Perry Road, Suite 124
Ijamsville, MD 21754

Attention: Robin Belanger

         The undersigned, in accordance with Section 6(c) of the Custodial Agreement dated as of July _, 1997 among Prudential Securities Credit Corporation, Emergent Mortgage Corp. and First Union National Bank, hereby releases all of its lien and interest in the Mortgage Loans and related Custodian's Mortgage Files identified in Schedule A to this Release of Mortgage Loans.

                                       PRUDENTIAL SECURITIES CREDIT
                                           CORPORATION

                                       By:
                                           Name:
                                           Title:
                                           Date: